UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05133

High Income Securities Fund
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

High Income Securities Fund
c/o US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-888-898-4107
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2022

Date of reporting period:  February 28, 2022

Item 1. Reports to Stockholders.

(a)

High Income Securities Fund (PCF)

Semi-Annual Report
For the six months ended
February 28, 2022

(This Page Intentionally Left Blank.)

High Income Securities Fund

April 29, 2022

Dear Fellow Stockholders:

The Fund pays monthly distributions to common stockholders at an annualized rate of 10% (or 0.8333% per month) based on its net asset value (NAV) as of the last business day of the previous calendar year.  In 2021, the monthly distributions were $0.078 and in 2022 they have been $0.073.  Thus, the total amount of distributions in the first half of fiscal year 2022 (from September 1, 2021 to February 28, 2022) were $0.458 per share.  In some years, the Fund’s managed distribution policy may require it to distribute capital, as was the case in 2020 and 2021.

On October 22, 2021, the Fund completed a rights offering in which 8,042,590 additional shares of common stock were issued at a price of $8.36 resulting in NAV dilution of approximately $0.42 per share or 4.5%.  Several trustees purchased shares in the rights offering and I personally purchased more than 200,000 shares.

In the first half of fiscal year 2022, the Fund’s NAV fell from $9.31 per share on August 31, 2021 to $8.60 on February 28, 2022.  After accounting for distributions of $0.458 cents per share, the NAV declined by 2.71% for the period inclusive of the aforementioned 4.5% dilution from the rights offering, which created a non-recurring drag on performance.  On February 28, 2022, the Fund’s shares closed at a discount of 5.36% from NAV.  The Board closely monitors the discount and will consider measures to address it if it exceeds 10% for an extended period of time.

Since April 2019, a committee of the Board of Trustees, comprised of Andrew Dakos, Rajeev Das and me, has been responsible for investing the Fund’s assets within the parameters of the Fund’s existing investment policies and restrictions.  A primary focus of the Fund’s investment strategy has been to acquire discounted shares of closed-end investment companies (“CEFs”) and business development companies (“BDCs”) that make regular distributions, as well as the senior securities, e.g., notes or preferred shares of CEFs and BDCs (which we think have a negligible risk of defaulting) and certain operating companies when they are attractively priced.  In addition, units or common shares issued by special purpose acquisition companies (a/k/a blank check companies or SPACs) may comprise up to 20% of the Fund’s portfolio.

After the Fund liquidated its entire portfolio to conduct a large tender, it adopted the ICE BofA Merrill Lynch 6 Month U.S. Treasury Bill Index (which was down 0.04% for the first half of fiscal year 2022) as a “place marker” benchmark.  However, we do not think that benchmark is a good fit for the Fund because the Fund seeks higher returns and assumes greater risk than that Index.  As discussed below, we would like to expand the Fund’s investment parameters and if and when that occurs, the Board will determine whether there is a more suitable benchmark.

High Income Securities Fund

One feature of CEFs and BDCs that we find attractive is that their stock prices can vary for reasons that have nothing to do with the investment merits of their underlying portfolios.  For example, we have recently been buying shares of CION Investment Corporation, a BDC with a portfolio of mostly first lien variable rate loans, after its trading discount widened rather dramatically for no apparent reason.  CION started its life in 2012 as a non-traded BDC and until October 2021, when CION’s shares began trading on the New York Stock Exchange, investors had limited liquidity.  To address the possibility of significant selling pressure after listing, CION imposed limits on the transfer of shares by its original stockholders.  One lockup period recently ended and the stock price fell more than 20% over the next few weeks as supply overwhelmed demand.  We saw this as an opportunity to exploit a trading imbalance that was unrelated to CION’s portfolio.  CION’s current distribution rate as a percentage of its stock price is about 11% and we estimate the discount to NAV at about 30%.  Moreover, prior to listing its shares, CION’s board, anticipating the possibility of a large discount developing from the post-listing overhang, approved a share repurchase program for up to $50 million of stock.  We expect the selling pressure to eventually abate and the discount to narrow.  In the meantime, we should collect an attractive stream of distributions.

As discussed previously, we sometimes have to forego investments whose risk-reward profiles are attractive, but don’t fit within the Fund’s restrictive investment parameters.  In addition, we would like the flexibility to increase the Fund’s exposure to SPACs, which can provide a significantly higher return than a money market fund with a minimal risk of incurring a realized loss of principal provided that the common stock is sold or redeemed before a transaction with an operating company is completed.  (Shares of SPACs held after a transaction is completed can be very volatile.)  Thus, we think the Fund should have greater flexibility in selecting investments as well as the ability to use leverage to enhance its returns.  Now that the rights offering has been completed and the Fund’s size has reached an acceptable level, the Board intends to consider asking stockholders to vote on proposals to broaden the Fund’s investment parameters, authorize the use of leverage, and engage an investment advisor that has demonstrated success in using activist measures to enhance the value of its clients’ investments.

Lastly, we remind you that from time to time the Fund seeks instructions from stockholders for voting its proxies for certain closed-end funds whose shares the Fund owns. The instruction forms are available at http://highincomesecuritiesfund.com. If you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns, please email us at proxyinfo@highincomesecuritiesfund.com.

Sincerely yours,

Phillip Goldstein
Chairman

High Income Securities Fund

This chart assumes an initial gross investment of $10,000 made on 2/29/2012.

Past Performance at a glance (unaudited)

Average annual total returns for the periods ended 2/28/2022

	6 month
Net assets value returns	(not annualized)	1 year	5 years	10 years
High Income Securities Fund	-2.87%	4.52%	5.77%	6.51%

Market price returns
High Income Securities Fund	-13.70%	7.87%	6.43%	6.39%

Index returns
ICE BofA Merrill Lynch 6 Month Treasury Bill Index	-0.04%	0.00%	1.27%	0.79%

Share Price as of 2/28/2022
Net asset value				$8.60
Market price				$8.13

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Effective after the close of business on July 23, 2018, the Fund became internally managed and did not pay any management fees for the six months ended February 28, 2022.  Generally, the Fund invests in securities of discounted shares of income-oriented closed-end investment companies, business development companies and Special Purpose Acquisition Vehicles.

High Income Securities Fund

Accordingly, the information presented in this report with respect to the actions and results of the Fund before July 23, 2018 are not material in making any conclusions as to the future performance of the Fund.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date for dividends and other distributions. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018) for dividends and other distributions payable through September 11, 2018 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after September 11, 2018, and does not account for taxes.

Portfolio composition as of 2/28/2022 (unaudited)(1)

	Value	Percent
Investment Companies	$65,676,720	43.57%
Preferred Stocks	31,449,857	20.87
Special Purpose Acquisition Vehicles	29,596,704	19.63
Money Market Funds	17,273,938	11.46
Other Common Stocks	954,246	0.63
Corporate Obligations	346,827	0.23
Warrants	264,771	0.18
Rights	15,159	0.01
Total Investments	$145,578,222	96.58%
Other Assets in Excess of Liabilities	5,151,059	3.42
Total Net Assets	$150,729,281	100.00%

(1)	As a percentage of net assets.

The following table represents the Fund’s investments categorized by country of risk as of February 28, 2022:

Country	% of Net Assets
United States	94.85%
Cayman Islands	0.66%
Israel	0.47%
Mexico	0.37%
Ireland	0.23%
Hong Kong	0.00%
Denmark	0.00%
96.58%
Other Assets in Excess of Liabilities	3.42%
100.00%

High Income Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—43.57%

Closed-End Funds—26.23%
Aberdeen Asia-Pacific Income Fund, Inc.	176,245	$615,095
Apollo Tactical Income Fund, Inc.	74,905	1,099,605
BlackRock California Municipal Income Trust	94,349	1,227,481
BNY Mellon High Yield Strategies Fund	6,581	18,361
Center Coast Brookfield MLP & Energy Infrastructure Fund	88,981	1,477,085
Cushing MLP & Infrastructure Total Return Fund	65,131	2,127,178
Delaware Enhanced Global Dividend & Income Fund	337,792	3,117,820
Delaware Investments National Municipal Income Fund	23,226	305,654
Delaware Ivy High Income Opportunities Fund	15,306	200,815
DWS Municipal Income Trust	52,925	570,532
DWS Strategic Municipal Income Trust	100	1,088
Eaton Vance New York Municipal Bond Fund	59,491	656,186
Ellsworth Growth and Income Fund (a)	484	5,043
First Trust High Income Long/Short Fund	7,124	98,382
Franklin Ltd Duration Income Trust	14,000	111,300
Highland Income Fund	449,986	5,219,838
MFS High Income Municipal Trust	30,227	137,231
MFS High Yield Municipal Trust	34,303	140,299
MFS Investment Grade Municipal Trust	28,228	255,181
Morgan Stanley Emerging Markets Debt Fund, Inc.	223,435	1,791,949
Neuberger Berman New York Municipal Fund, Inc.	9,945	117,649
Neuberger Berman Next Generation Connectivity Fund, Inc.	66,240	940,608
Neuberger Berman California Municipal Fund, Inc.	39,620	510,702
New America High Income Fund, Inc.	39,518	327,999
NexPoint Diversified Real Estate Trust	10,165	151,255
Nuveen Emerging Markets Debt 2022 Target Term Fund	400	2,892
Nuveen Short Duration Credit Opportunities Fund	237,253	3,378,483
PGIM Global High Yield Fund, Inc.	176,072	2,472,051
Saba Capital Income & Opportunities Fund	784,766	3,476,513
Templeton Global Income Fund	257,842	1,286,632
Tortoise Energy Independence Fund, Inc.	55,315	1,526,141
Tortoise Power and Energy Infrastructure Fund, Inc.	206,153	2,902,634
Vertical Capital Income Fund	310,942	3,174,718
Western Asset Intermediate Muni Fund, Inc.	521	4,736
Western Asset Municipal Partners Fund, Inc.	6,078	87,341
		39,536,477

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—(continued)

Business Development Companies—17.34%
CION Investment Corp.	256,536	$3,086,128
Crescent Capital BDC, Inc.	212,821	3,713,726
First Eagle Alternative Capital BDC, Inc.	19,841	88,888
FS KKR Capital Corp.	374,220	8,120,574
Logan Ridge Finance Corp. (a)	81,300	2,060,955
PennantPark Investment Corp.	177,966	1,368,559
PhenixFIN Corp. (a)	19,193	763,881
Portman Ridge Finance Corp.	175,429	4,199,770
Runway Growth Finance Corp.	199,400	2,737,762
		26,140,243
Total Investment Companies (Cost $62,767,209)		65,676,720

OTHER COMMON STOCKS—0.63%

Real Estate Investment Trusts—0.63%
Cedar Realty Trust, Inc.	91	2,185
Lument Finance Trust, Inc.	312,151	952,061
Total Other Common Stocks (Cost $963,806)		954,246

PREFERRED STOCKS—20.87%

Apparel Manufacturers—1.39%
Fossil Group, Inc., 7.000%	85,000	2,092,700

Closed-End Funds—3.68%
NexPoint Diversified Real Estate Trust—Series A, 5.500%	94,082	2,004,417
OFS Credit Co, Inc.—Series E, 5.250%	60,000	1,473,600
XAI Octagon Floating Rate Alternative Income Term Trust, 6.500%	80,000	2,072,008
		5,550,025
Coal—1.07%
Ramaco Resources, Inc., 9.000%	60,000	1,608,000

Internet Content—0.17%
LifeMD, Inc.—Series A, 8.875%	15,000	264,150

Investment Management & Advisory Services—0.20%
B Riley Financial, Inc., 6.375%	12,000	302,040

Machinery—Electric Utilities—0.34%
Babcock & Wilcox Enterprises, Inc., 8.125%	20,000	506,800

Medical—Drugs—0.56%
Harrow Health, Inc., 8.625%	32,000	837,920

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Shares	Value
PREFERRED STOCKS—(continued)

Metal Processors & Fabrication—4.04%
Steel Partners Holdings LP—Series A, 6.000%	259,472	$6,087,213

Motion Pictures & Services—0.80%
Chicken Soup For The Soul Entertainment, Inc., 9.500%	46,566	1,206,991

Real Estate Investment Trusts—1.70%
Brookfield DTLA Fund Office Trust Investor, Inc.—Series A, 7.625%	1,615	16,150
Cedar Realty Trust, Inc.—Series B, 7.250%	80	2,062
Cedar Realty Trust, Inc.—Series C, 6.500%	85,770	1,914,386
Modiv, Inc., Series A, 7.375%	25,000	627,000
		2,559,598
Real Estate Operations and Development—1.25%
Harbor Custom Development, Inc.—Series A, 8.000%	135,000	1,887,300

Remediation Services—0.69%
Charah Solutions, Inc., 8.500%	44,603	1,037,020

Retail—Catalog Shopping—0.90%
iMedia Brands, Inc., 8.500%	60,000	1,362,600

Transactional Software—0.71%
Synchronoss Technologies, Inc., 8.375%	50,000	1,065,500

Venture Capital—3.37%
SuRo Capital Corp., 6.000%	200,000	5,082,000
Total Preferred Stocks (Cost $31,619,817)		31,449,857

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—19.63% (a)
AltC Acquisition Corp.	50,000	485,500
Andretti Acquisition Corp. Units (e)	50,000	499,910
Arbor Rapha Capital Bioholdings Corp. I	67,200	669,312
Ares Acquisition Corp. (e)	50,000	487,500
Ault Disruptive Technologies Corp.	64,000	635,520
Austerlitz Acquisition Corp. II (e)	50,000	487,500
B Riley Principal 150 Merger Corp.	26,245	259,038
B Riley Principal 250 Merger Corp.	49,998	482,481
BioPlus Acquisition Corp. (e)	75,000	738,000
Churchill Capital Corp. VI	34,700	337,978
Churchill Capital Corp. VII	58,805	572,173
Clarim Acquisition Corp.	9,999	97,390

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
Colombier Acquisition Corp. Units	40,500	$395,685
Digital Health Acquisition Corp.	84,000	836,304
ExcelFin Acquisition Corp. Units	50,000	503,500
FAST Acquisition Corp. II	30,000	291,000
Figure Acquisition Corp. I	7,500	73,050
Finnovate Acquisition Corp. Units (e)	100,000	1,001,000
FinTech Acquisition Corp. VI	25,000	244,000
Forbion European Acquisition Corp. Units (e)	100,000	1,002,000
Fortress Value Acquisition Corp. III Units	11,000	108,130
Fortress Value Acquisition Corp. IV	25,000	243,250
FTAC Hera Acquisition Corp. (e)	61,000	593,530
GO Acquisition Corp.	49,998	493,980
Gores Holdings VII, Inc.	15,000	146,400
Gores Technology Partners, Inc. Units	5,000	49,250
Gores Technology Partners II, Inc. Units	5,000	49,300
GX Acquisition Corp. II	60,000	582,000
HNR Acquisition Corp. Units	37,000	369,260
Independence Holdings Corp. Units (e)	10,000	98,000
Industrial Human Capital, Inc.	47,700	475,569
LAMF Global Ventures Corp. I Units (e)	50,000	498,500
Landcadia Holdings IV, Inc.	150,000	1,459,500
Leo Holdings Corp. II Units (e)	21,000	206,640
LIV Capital Acquisition Corp. II Units (e)	55,500	553,335
Longview Acquisition Corp. II	39,584	383,965
M3-Brigade Acquisition III Corp. Units	100,333	1,005,337
Marlin Technology Corp. (e)	49,998	488,480
Medicus Sciences Acquisition Corp. (e)	10,000	97,300
Motive Capital Corp. II (e)	99,999	981,990
Murphy Canyon Acquisition Corp. Units	55,500	556,665
Northern Star Investment Corp. III	41,116	399,031
OmniLit Acquisition Corp. Units	90,000	900,000
OPY Acquisition Corp. I Units	100,000	999,000
Periphas Capital Partnering Corp. Units	20,000	491,800
PWP Forward Acquisition Corp. I	105,000	1,020,075
Relativity Acquisition Corp. Units	21,700	218,085
ROC Energy Acquisition Corp.	18,000	177,660

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
Sandbridge X2 Corp. Units	15,000	$147,000
Screaming Eagle Acquisition Corp. Units (e)	100,000	988,000
Seaport Global Acquisition II Corp.	100,000	988,500
Software Acquisition Group, Inc. III	100,000	994,000
Target Global Acquisition I Corp. (e)	70,899	696,937
Tekkorp Digital Acquisition Corp. (e)	700	6,874
TG Venture Acquisition Corp.	74,000	728,900
Western Acquisition Ventures Corp. Units	100,000	1,000,000
Z-Work Acquisition Corp.	30,999	301,620
Total Special Purpose Acquisition Vehicles (Cost $29,583,701)		29,596,704

	Principal Amount
CORPORATE OBLIGATIONS—0.23%
Lamington Road DAC (b)(d)(e)
9.750%, 04/07/2121	$491,953	346,827
Total Corporate Obligations (Cost $346,828)		346,827

	Shares
RIGHTS—0.01% (a)
Agba Acquisition Ltd. (Expiration: May 10, 2024) (e)	9,250	2,295
Nocturne Acquisition Corp. (Expiration: December 26, 2025) (e)	40,000	9,624
ROC Energy Acquisition Corp. (Expiration: November 30, 2028)	18,000	3,240
Total Rights (Cost $21,428)		15,159

WARRANTS—0.18% (a)
Agba Acquisition Ltd.
Expiration: May 2024
Exercise Price: $11.50 (e)	36,750	4,046
Arbor Rapha Capital Bioholdings Corp. I
Expiration: October 2028
Exercise Price: $11.50	22,400	5,152
Ares Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50 (e)	10,000	4,850
Ault Disruptive Technologies Corp.
Expiration: June 2023
Exercise Price: $11.50	48,000	8,165

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Shares	Value
WARRANTS—(continued)
B Riley Principal 150 Merger Corp.
Expiration: March 2028
Exercise Price: $11.50	9,000	$7,933
B Riley Principal 250 Merger Corp.
Expiration: April 2028
Exercise Price: $11.50	16,666	9,833
BioPlus Acquisition Corp.
Expiration: December 2026
Exercise Price: $11.50 (e)	37,500	9,710
Churchill Capital Corp. VI
Expiration: February 2026
Exercise Price: $11.50	6,940	4,927
Churchill Capital Corp. VII
Expiration: February 2028
Exercise Price: $11.50	11,761	5,882
Clarim Acquisition Corp.
Expiration: January 2026
Exercise Price: $11.50	3,333	1,119
Digital Health Acquisition Corp.
Expiration: November 2026
Exercise Price: $11.50	84,000	18,480
FAST Acquisition Corp. II
Expiration: March 2026
Exercise Price: $11.50	7,500	3,634
Figure Acquisition Corp. I
Expiration: March 2028
Exercise Price: $11.50	1,875	1,250
FinTech Acquisition Corp. VI
Expiration: March 2026
Exercise Price: $11.50	6,250	3,635
Fortress Value Acquisition Corp. IV
Expiration: March 2028
Exercise Price: $11.50	3,125	1,568
FTAC Hera Acquisition Corp.
Expiration: February 2026
Exercise Price: $11.50 (e)	15,250	7,637
Gladstone Acquisition Corp.
Expiration: April 2026
Exercise Price: $11.50	25,200	6,300

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Shares	Value
WARRANTS—(continued)
GO Acquisition Corp.
Expiration: August 2027
Exercise Price: $11.50	16,666	$5,300
Gores Holdings VII, Inc.
Expiration: February 2028
Exercise Price: $11.50	1,875	1,408
GX Acquisition Corp. II
Expiration: March 2026
Exercise Price: $11.50	20,000	7,000
Haymaker Acquisition Corp. III
Expiration: March 2028
Exercise Price: $11.50	11,366	3,864
IG Acquisition Corp.
Expiration: October 2027
Exercise Price: $11.50	25,000	8,520
Industrial Human Capital, Inc.
Expiration: November 2026
Exercise Price: $11.50	47,700	8,586
Isleworth Healthcare Acquisition Corp.
Expiration: August 2027
Exercise Price: $11.50	7,350	817
Landcadia Holdings IV, Inc.
Expiration: March 2028
Exercise Price: $11.50	12,500	6,620
Longview Acquisition Corp. II
Expiration: May 2026
Exercise Price: $11.50	10,000	4,100
Marlin Technology Corp.
Expiration: January 2026
Exercise Price: $11.50 (e)	16,666	10,490
Medicus Sciences Acquisition Corp.
Expiration: February 2026
Exercise Price: $11.50 (e)	1,112	283
Motive Capital Corp. II
Expiration: May 2023
Exercise Price: $11.50 (e)	33,333	15,413
Northern Star Investment Corp. III
Expiration: February 2028
Exercise Price: $11.50	7,666	3,704

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Shares	Value
WARRANTS—(continued)
PWP Forward Acquisition Corp. I
Expiration: March 2026
Exercise Price: $11.50	21,000	$7,743
Quantum FinTech Acquisition Corp.
Expiration: January 2026
Exercise Price: $11.50	33,000	8,580
Seaport Global Acquisition II Corp.
Expiration: November 2026
Exercise Price: $11.50	50,000	17,000
Signa Sports United NV
Expiration: July 2023
Exercise Price: $11.50 (e)	10,731	4,722
Sky Harbour Group Corp.
Expiration: October 2025
Exercise Price: $11.50	12,500	8,749
Spartan Acquisition Corp. III
Expiration: February 2026
Exercise Price: $11.50	4,425	4,248
Tailwind Two Acquisition Corp.
Expiration: March 2028
Exercise Price: $11.50 (e)	7,916	3,246
Target Global Acquisition I Corp.
Expiration: December 2026
Exercise Price: $11.50 (e)	23,633	9,453
TG Venture Acquisition Corp.
Expiration: August 2028
Exercise Price: $11.50	74,000	18,130
Z-Work Acquisition Corp.
Expiration: January 2026
Exercise Price: $11.50	10,333	2,674
Total Warrants (Cost $481,261)		264,771

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Shares	Value
MONEY MARKET FUNDS—11.46%
Fidelity Investments Money Market Funds—Government Portfolio, 0.010% (c)	8,636,969	$8,636,969
STIT—Treasury Portfolio, 0.010% (c)	8,636,969	8,636,969
Total Money Market Funds (Cost $17,273,938)		17,273,938
Total Investments (Cost $143,057,988)—96.58%		145,578,222
Other Assets in Excess of Liabilities—3.42%		5,151,059
TOTAL NET ASSETS—100.00%		$150,729,281

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Fair valued securities. The total market value of these securities was $346,827, representing 0.23% of net assets. Value determined using significant unobservable inputs.
(c)	The rate shown represents the seven-day yield at February 28, 2022.
(d)	The coupon rate shown represents the rate at February 28, 2022.
(e)	Foreign-issued security.

Abbreviations:
BDC	Business Development Company.
Ltd.	Limited Company.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets:
Investments, at value (Cost $143,057,988)	$145,578,222
Dividends and interest receivable	153,604
Receivable for investments sold	5,800,099
Other assets	123,711
Total assets	151,655,636

Liabilities:
Payables:
Investments purchased	868,552
Administration	16,277
Chief Compliance Officer	5,660
Audit	15,578
Fund accounting	491
Custody	887
Transfer Agent	5,535
Stock exchange listing	13,022
Accrued expenses and other liabilities	353
Total liabilities	926,355
Net assets	$150,729,281

Net assets consist of:
Paid-in Capital (Unlimited shares authorized)	$149,065,123
Accumulated earnings	1,664,158
Net assets	$150,729,281
Net asset value per share ($150,729,281 applicable to
17,530,463 shares outstanding)	$8.60

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of operations

For the
six months ended
February 28, 2022
(Unaudited)
Investment income:
Dividends	$2,127,198
Interest	33,649
Total investment income	2,160,847

Expenses and Fees:
Investment Committee	125,000
Trustees	82,624
Legal	65,485
Administration	65,309
Reports and notices to shareholders	60,172
Officers	37,500
Compliance	35,657
Stock exchange listing	21,321
Transfer agency	18,378
Audit	17,376
Insurance	13,484
Custody	4,349
Accounting	1,900
Other	3,893
Net expenses	552,448
Net investment income	1,608,399

Net realized and unrealized gains from investment activities:
Net realized gain from investments	4,366,469
Change in net unrealized depreciation on investments	(4,035,197)
Net realized and unrealized gain from investment activities	331,272
Increase in net assets resulting from operations	$1,939,671

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

(This Page Intentionally Left Blank.)

High Income Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	February 28, 2022	year ended
	(Unaudited)	August 31, 2021
From operations:
Net investment income	$1,608,399	$1,647,732
Net realized gain on investments, forward
foreign currency contracts and
foreign currency translations	4,366,469	6,174,749
Net unrealized appreciation (depreciation)
on investments, forward foreign currency
contracts and foreign currency translations	(4,035,197)	7,491,670
Net increase in net assets resulting from operations	1,939,671	15,314,151

Distributions paid to shareholders:
Distributions	(5,866,551)	(5,956,163)
Return of capital	(907,757)	(1,483,608)
Total dividends and distributions paid to shareholders	(6,774,308)	(7,439,771)

Capital Stock Transactions (Note 5)
Issuance of common stock through rights offering	67,236,052	32,324,424
Total capital stock transactions	67,236,052	32,324,424
Net increase in net assets applicable to common shareholders	62,401,415	40,198,804

Net assets applicable to common shareholders:
Beginning of period	$88,327,866	$48,129,062
End of period	$150,729,281	$88,327,866

Number of Fund Shares
Shares outstanding at beginning of period	9,487,873	5,565,006
Shares issued	8,042,590	3,922,867
Shares outstanding at end of period	17,530,463	9,487,873

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the six
months ended
February 28, 2022
(Unaudited)
Net asset value, beginning of period	$9.31
Net investment income(1)	0.12
Net realized and unrealized gains (losses) from investment activities	0.05
Total from investment operations	0.17

Less distributions:
Net investment income	(0.17)
Net realized gains from investment activities	(0.23)
Return of capital	(0.06)
Total distributions	(0.46)
Increase from shares repurchased	—
Anti-dilutive effect of Tender Offer	—
Dilutive effect of Rights Offer	(0.42)
Net asset value, end of period	$8.60
Market price, end of period	$8.13
Total market price return(2)(6)	-13.70%

Ratio to average net assets:
Ratio of expenses to average net assets(7)	0.84%
Ratio of net investment income to average net assets(7)	2.45%

Supplemental data:
Net assets, end of period (000’s)	$150,729
Portfolio turnover(6)	57%

(1)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(2)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018).

(3)	Includes amounts paid through expense offset and brokerage/service arrangements, if any.
(4)	Includes 0.28% of increased proxy fees related to the 2017 annual shareholder meeting.
(5)	Amount represents less than $0.01 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights (continued)

For the year ended August 31,
2021	2020	2019	2018		2017
$8.65	$9.49	$9.69	$9.53		$8.92
0.21	0.38	0.13	0.22		0.30
2.01	(0.32)	0.01	0.25		0.66
2.22	0.06	0.14	0.47		0.96

(0.33)	(0.34)	(0.05)	(0.31)		(0.37)
(0.43)	(0.05)	(0.41)	—		—
(0.19)	(0.51)	—	—		—
(0.95)	(0.90)	(0.46)	(0.31)		(0.37)
—	—	—	0.00	(5)	0.02
—	—	0.12	—		—
(0.61)	—	—	—		—
$9.31	$8.65	$9.49	$9.69		$9.53
$9.92	$8.10	$8.24	$9.38		$8.77
36.37%	9.86%	-7.64%	10.65%		14.19%

1.57%	1.89%	1.18%	1.47	%(3)	1.22	%(3)(4)
2.30%	4.30%	1.34%	2.26%		3.29%

$88,328	$48,129	$52,812	$125,256		$123,607
93%	81%	43%	49%		50%

High Income Securities Fund

Notes to financial statements

High Income Securities Fund (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Effective July 24, 2018 the Fund changed its name to High Income Securities Fund.

The goal of the Fund continues to be to provide high current income as a primary objective and capital appreciation as a secondary objective. The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of its net assets in discounted securities of income-oriented closed-end investment companies, business development companies, fixed income securities, including debt instruments, convertible securities, preferred stocks and special purpose acquisition companies. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the Fund’s net asset value.

In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the Fund. However, the Trustees expect the risk of material loss to be remote.

Under the Fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates.

Security valuation—Portfolio securities and other investments are valued using policies and procedures adopted by the Trustees. The Trustees have formed a Valuation Committee to oversee the implementation of these procedures.

High Income Securities Fund

Notes to financial statements

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

To the extent a pricing service or dealer is unable to value a security, the security will be valued at fair value in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate

High Income Securities Fund

Notes to financial statements

of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

High Income Securities Fund

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of February 28, 2022 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies
Closed-End Funds	$39,536,477	$—	$—	$39,536,477
Business Development Companies	26,140,243	—	—	26,140,243
Other Common Stocks
Real Estate Investment Trusts	954,246	—	—	954,246
Preferred Stocks
Apparel Manufacturers	2,092,700	—	—	2,092,700
Closed-End Funds	5,550,025	—	—	5,550,025
Coal	1,608,000	—	—	1,608,000
Internet Content	—	264,150	—	264,150
Investment Management
& Advisory Services	302,040	—	—	302,040
Machinery—Electric Utilities	506,800	—	—	506,800
Medical—Drugs	837,920	—	—	837,920
Metal Processors & Fabrication	6,087,213	—	—	6,087,213
Motion Pictures & Services	1,206,991	—	—	1,206,991
Real Estate Investment Trusts	2,559,598	—	—	2,559,598
Real Estate Operations
& Development	1,887,300	—	—	1,887,300
Remediation Services	1,037,020	—	—	1,037,020
Retail—Catalog Shopping	1,362,600	—	—	1,362,600
Transactional Software	1,065,500	—	—	1,065,500
Venture Capital	—	5,082,000	—	5,082,000
Special Purpose Acquisition Vehicles	21,619,543	7,977,161	—	29,596,704
Corporate Obligations	—	—	346,827	346,827
Rights	15,159	—	—	15,159
Warrants	232,667	32,104	—	264,771
Money Market Funds	17,273,938	—	—	17,273,938
Total	$131,875,980	$13,355,415	$346,827	$145,578,222

At the start and close of the reporting period, Level 3 investments in securities represented approximately 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The average monthly shares amount of warrants during the period was 571,537. The average monthly market value of warrants during the period was $351,030.

High Income Securities Fund

Notes to financial statements

The fair value of derivative instruments as reported within the Schedule of Investments as of February 28, 2022:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$264,771

The effect of derivative instruments on the Statement of Operations for the period ended February 28, 2022:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain on Investments	$257,850

	Change in Unrealized Appreciation (depreciation)
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized depreciation of investments	$(162,916)

Investment transactions and investment income—Security transactions and related investment income security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Note 2: Federal Tax Status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

High Income Securities Fund

Notes to financial statements

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2021 and August 31, 2020 are as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$4,597,185	$2,166,107
Return of capital	1,483,608	2,855,810
Long Term Capital Gain Distribution	1,358,978	—
Total distributions paid	$7,439,771	$5,021,917

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2021, the Fund did not defer, on a tax basis, late year losses.

At August 31, 2021, the Fund did not have any capital loss carryover available to offset future net capital gain.

Distributions to shareholders—Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. The Fund currently makes monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The current distributions for 2021 are based on the net asset value of $9.34 of the Fund’s common shares as of the last business day of 2020. To the extent that sufficient investment income is not available on a monthly basis, the distributions may include capital gains and return of capital. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from dividends payable, from amortization and accretion, from contingent payment debt and from deemed distributions. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. During the year ended August 31, 2021, the Fund reclassified $85,566 to decrease paid-in capital and $85,566 to increase distributable earnings.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized

High Income Securities Fund

Notes to financial statements

and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Tax cost of investments	$81,164,949
Unrealized appreciation	6,833,408
Unrealized depreciation	(334,613)
Net unrealized depreciation	6,498,795
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated losses and other temporary differences	—
Total accumulated gain	$6,498,795

Note 3: Management Fee, Administrative Services and Other Transactions
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the Fund’s accountant and U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.

Effective January 1, 2022, the Fund pays each of its trustees an annual fee of $40,000, paid quarterly in advance. As additional annual compensation, the officers of the Fund will receive $30,000. In addition, the members of the Investment Committee are compensated by the Fund for their positions on the Investment Committee in the amount of $150,000 each for Mr. Phillip Goldstein and Mr. Andrew Dakos, and $75,000 for Mr. Rajeev Das on an annual basis paid monthly in advance. Ms. Stephanie Darling receives annual compensation in the amount of $72,000, paid monthly, for serving as the Fund’s Chief Compliance Officer (“CCO”). In addition, the Fund reimburses the trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees’ meetings.

Note 4: Purchases and Sales of Securities
During the six months ended February 28, 2022, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$111,169,931	$60,418,322
U.S. government securities (Long-term)	—	—
Total	$111,169,931	$60,418,322

High Income Securities Fund

Notes to financial statements

Note 5: Capital Share Transactions
The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on October 22, 2021.  At the expiration of the offer on October 22, 2021, a total of 8,042,590 rights or approximately 84.77% of the Fund’s outstanding common shares were validly exercised.

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on January 29, 2021. At the expiration of the offer on January 29, 2021, a total of 3,922,867 rights or approximately 70.49% of the Fund’s outstanding common shares were validly exercised.

Repurchases may be made when the Fund’s shares are trading at less than net asset value and in accordance with procedures approved by the Fund’s Previous Trustees.

For the period September 1, 2021 through February 28, 2022 there were no common shares repurchased.

The Fund completed an offering to purchase up to 55% of the Fund’s shares outstanding at 99% of the net asset value (“NAV”) per common share on March 15, 2019. At the expiration of the offer on March 18, 2019, a total of 7,365,350 shares or approximately 56.96% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase and in accordance with the rules of the Securities and Exchange Commission allowing the Fund to purchase additional shares not to exceed 2% of the outstanding shares (approximately 258,607 shares) without amending or extending the offer, the Fund elected to purchase all shares tendered at a price of $9.25 per share (99% of the NAV of $9.34).

Note 6: Other Matters
Shareholders approved a proposal authorizing the Board of Trustees to take steps to cause the Fund to cease to be a registered investment company (RIC) if the Board determines to proceed. A committee of the Board explored potential acquisitions of controlling stakes in operating companies and other investments that are not securities. Despite ratification by shareholders of that plan in August 2019, the Committee’s efforts did not bear fruit. At the Board Meeting on September 11, 2020, the Board determined to no longer proceed with the plan.

The Fund continues to be internally managed and, within the parameters of its existing investment policies and restrictions, invests in securities that are likely to generate income (the “Investment Strategy”). The primary focus of the Investment

High Income Securities Fund

Notes to financial statements

Strategy is to acquire discounted shares of income-oriented closed-end investment companies and business development companies. The Investment Committee of the Board is comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das, and is responsible for implementing the Investment Strategy.

Note 7: Subsequent Events
On February 24, 2022, Russia commenced a military attack on Ukraine. The hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region, the markets and the global economy. In addition, sanctions imposed on Russia by the United States and other countries, and any additional sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. The length of such conflict and related events, and whether it will escalate further cannot be predicted, nor its effect on the Fund.

High Income Securities Fund

General information (unaudited)

The Fund
High Income Securities Fund (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “PCF.”

Investment Objective and Risk Factors

Investment Objectives
The Fund’s investment objective is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective. There can be no assurance that the Fund’s objectives will be achieved.  The Board is currently reviewing and may determine it is in the best interests of the Fund and its Shareholders to make changes to the Fund’s current investment objective, investment strategies and fundamental and non-fundamental investment restrictions subject, where required, to the approval of the Shareholders.  Any such changes would be disclosed in a future registration statement.

Investment Strategies
The Investment Committee currently manages the Fund’s assets with a focus on discounted securities of income-oriented closed-end investment companies and business development companies. The Board may determine in the future that it is in the best interests of the Fund and its Shareholders to engage an investment advisory firm to manage the Fund’s assets. The Fund’s objective is pursued by primarily investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation. The primary focus of the investment strategy is to acquire discounted securities of income-oriented closed-end investment companies and business development companies.  In addition, units or common shares issued by special purpose acquisition companies (SPACs) may comprise up to 20% of the Fund’s portfolio.  The Fund may hold fixed income securities with any maturity or duration.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

High Income Securities Fund

General information (unaudited)

The Investment Committee may invest the Fund’s cash balances in any investments it deems appropriate, subject to the “Fundamental Investment Restrictions” set forth in the Fund’s Statement of Additional Information and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Investment Committee’s recommendations and decisions are subjective.

Portfolio Investments

Other Closed-End Investment Companies
The Fund may invest without limitation in other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The closed end investment companies in which the Fund invests hold fixed income securities.  The Fund “looks through” to these investments in determining whether at least 80% of the Fund’s investments are comprised of fixed income securities.

Special Purpose Acquisition Companies
The Fund may invest in stocks, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”).  Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale and/or may trade at a discount.

High Income Securities Fund

General information (unaudited)

Common Stocks
The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks
The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Investment Committee may consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual

High Income Securities Fund

General information (unaudited)

and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities or in investment companies which hold such instruments. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and

High Income Securities Fund

General information (unaudited)

operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.

Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Other Securities

Although it has no current intention do so to any material extent, the Fund may determine to invest the Fund’s assets in some or all of the following securities.

Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse

High Income Securities Fund

General information (unaudited)

between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.  The Fund does not consider its investments in SPACs to be illiquid because they are publicly traded securities.

Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Investment Committee determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities.

RISK FACTORS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may invest in securities of other investment companies (“underlying funds”).  The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

High Income Securities Fund

General information (unaudited)

Principal Risks

Closed-End Investment Company Risk.  The Fund invests in the securities of other closed-end investment companies. Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.  In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Purpose Acquisition Companies Risk.  The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”).  Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale, and/or may trade at a discount.

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General information (unaudited)

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Investment Committee’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Investment Committee to fulfill the Fund’s investment objective. The Investment Committee’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Market Risk.  Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

High Income Securities Fund

General information (unaudited)

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Risk Related to Fixed Income Securities, including Non-Investment Grade Securities.  The Fund may invest in fixed income securities, also referred to as debt securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.” Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss. Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities. Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds. In addition, bonds in the

High Income Securities Fund

General information (unaudited)

lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value. The Fund’s investments in securities of stressed, distressed or bankrupt issuers, including securities or obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. If an issuer of securities held by the Fund declares bankruptcy or otherwise fails to pay principal or interest on such securities, the Fund would experience a decrease in income and a decline in the market value of its investments.

Interest Rate Risk.  Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk.  Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Debt Security Risk.  In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

High Income Securities Fund

General information (unaudited)

Market Discount from Net Asset Value Risk.  Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of the Offering. The net asset value of the Shares will be reduced immediately following the Offering as a result of (i) the Subscription Price likely being lower than NAV and (ii) the payment of certain costs of the Offering. Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Leverage Risk.  Transactions by underlying funds may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the underlying fund to greater risk and increase its costs. The use of leverage by underlying funds may cause such funds to liquidate their portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of an underlying fund’s portfolio will be magnified when it uses leverage. Leverage, including borrowing, may cause an underlying fund to be more volatile than if such fund had not been leveraged.

Defensive Position Risk.  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Changes in Policies Risk.  The Fund’s Trustees may change the Fund’s investment objective, investment strategies and non-fundamental investment restrictions without shareholder approval, except as otherwise indicated.

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income

High Income Securities Fund

General information (unaudited)

is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of trustees and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Investment Committee would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or

High Income Securities Fund

General information (unaudited)

converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund’s Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying

High Income Securities Fund

General information (unaudited)

common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Issuer Specific Changes Risk.  Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions Risk.  The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Common Stock Risk.  The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds Risk. The Fund may invest in exchange-traded funds, which are investment companies that, in some cases, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the

High Income Securities Fund

General information (unaudited)

liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Illiquid Securities Risk.  The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Portfolio Turnover Risk.  The Fund cannot predict its securities portfolio turnover rate with certain accuracy. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s Investment Committee believes appropriate, and offer greater potential for gains and losses.

Tax information
The Fund designated 13.46% of its ordinary income distribution for the year ended August 31, 2021, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2021, 13.39% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

High Income Securities Fund

General information (unaudited)

Annual meeting of shareholders held on November 30, 2021
The Fund held an annual meeting of shareholders on November 30, 2021 to vote on the following matters:

The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on September 21, 2021 shall constitute a quorum for the transaction of business. At the Meeting, the holders of approximately 67.68% of the outstanding shares as of the record date were represented in person or by proxy (6,421,408 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

At the meeting, the vote on the election of the nominees as the Fund’s Trustees were approved, as follows:

Trustee Nominee	Votes For	Votes Withheld
Phillip Goldstein	5,218,591	1,202,817
Rajeev Das	5,286,382	1,135,026
Andrew Dakos	5,273,871	1,147,537
Richard Dayan	6,178,937	242,471
Gerald Hellerman	6,204,448	216,960
Ben H. Harris	6,206,072	215,336
Moritz Sell	6,198,119	223,289

At the meeting, the second proposal to provide a non-binding advisory vote on whether the amendment to the Fund’s proxy voting policy is in the best interests of the Fund and its shareholders results were as follows:

Shares voted
For	884,377
Against	182,557
Abstain	673,074
Broker Non-Vote	4,681,400

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s filings on Part F of Form N-PORT are available on the SEC’s Web site at http://www.sec.gov and upon request by calling 1-888-898-4107.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

High Income Securities Fund

Supplemental information (unaudited)

The following table sets forth the trustees and officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at February 28, 2022.

Additional information about the Trustees and Officers of the Fund is included in the Fund’s most recent Form N-2 and is available, without charge, upon request by calling 1-888-898-4107.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
INTERESTED TRUSTEES

Andrew Dakos***	President	1 year;	Partner – Bulldog Investors,	1	Director, Brookfield
(55)	as of	Since	LLP since 2009; Principal of		DTLA Fund Office
	July 2018.	2018	the former general partner of		Trust Investor, Inc.;
			several private investment		Director, Emergent
			partnerships in the Bulldog		Capital, Inc. (until
			Investors group of private funds.		2017); Trustee,
Crossroads
Liquidating Trust
(until 2020);
Director, Special
Opportunities
Fund, Inc.;
Chairman, Swiss
Helvetia Fund, Inc.

Phillip Goldstein***	Secretary	1 year;	Partner – Bulldog Investors,	1	Chairman, The
(77)	as of	Since	LLP since 2009; Principal of		Mexico Equity and
	July 2018.	2018	the former general partner of		Income Fund, Inc.;
			several private investment		Chairman, Special
			partnerships in the Bulldog		Opportunities
			Investors group of private funds.		Fund, Inc.; Director,
Brookfield DTLA
Fund Office Trust
Investor Inc.;
Director, MVC
Capital, Inc.
(until 2020);
Trustee, Crossroads
Liquidating Trust
(until 2020);
Director, Swiss
Helvetia Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Rajeev Das	—	1 year;	Principal of Bulldog	1	Director, The
(53)		Since	Investors, LLP		Mexico Equity &
		2018			Income Fund, Inc.

INDEPENDENT TRUSTEES

Gerald Hellerman	—	1 year;	Chief Compliance Officer	1	Director, The
(84)		Since	of the Fund and The Mexico		Mexico Equity and
		2018	Equity and Income Fund, Inc.		Income Fund, Inc.;
			(through March 2020).		Director, Special
Opportunities
Fund, Inc.; Director,
MVC Capital, Inc.
(until 2020);
Trustee, Crossroad
Liquidating Trust
(until 2020);
Trustee, Fiera
Capital Series Trust;
Director, Swiss
Helvetia Fund, Inc.;
Director, Emergent
Capital, Inc. (until
2017); Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(until 2016).

Moritz Sell	—	1 year;	Founder and Principal of	1	Director, Aberdeen
(53)		Since	Edison Holdings GmbH and		Australia Equity
		2018	Senior Advisor to Markston		Fund; Director,
			International LLC (through		Swiss Helvetia Fund,
			December 2020).		Inc.; Director,
Aberdeen Global
Income Fund, Inc,;
Director, Aberdeen
Asia-Pacific Income
Fund, Inc.; Chairman,
Aberdeen
Singapore Fund
(until 2018);
Director, Aberdeen
Greater China Fund
(until 2018).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Richard Dayan	—	1 year;	Owner of CactusTrading.	1	Director, Swiss
(79)		Since			Helvetia Fund, Inc.;
		2018			Director, Emergent
Capital Inc.
(until 2017).

Ben Harris	—	1 year;	Chief Executive Officer of Hormel	1	Director, Special
(53)		Since	Harris Investments, LLC; Principal		Opportunities
		2018	of NBC Bancshares, LLC; Chief		Fund, Inc.
Executive Officer of Crossroads
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

OFFICERS

Andrew Dakos***	President	1 year;	Partner – Bulldog Investors,	n/a	n/a
(55)	as of	Since	LLP; Principal of the former
	July 2018.	2018	general partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Thomas Antonucci***	Treasurer	1 year;	Director of Operations of	n/a	n/a
(53)	as of	Since	Bulldog Investors, LLP.
	July 2018.	2018

Phillip Goldstein***	Secretary	1 year;	Partner – Bulldog Investors,	n/a	n/a
(77)	as of	Since	LLP; Principal of the former
	July 2018.	2018	general partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(52)	Compliance	Since	Compliance Officer of Bulldog
	Officer	2018	Investors, LLP; Chief Compliance
	as of		Officer of Swiss Helvetia Fund,
	July 2018.		Special Opportunities Fund and
Mexico Equity and Income Fund,
Principal, the Law Office of
Stephanie Darling; Editor-In-Chief,
the Investment Lawyer.

*	The address for all trustees and officers is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***	Messrs. Dakos, Goldstein, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their positions as officers of the Fund.

High Income Securities Fund

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Transfer Agent and Registrar,
Fund Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Trustees
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Rajeev Das
Moritz Sell
Richard Dayan

High Income Securities Fund

1-888-898-4107

(b)	Not Applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1 – September 30, 2021	-	-	-	N/A
October 1 - October 31, 2021	-	-	-	N/A
November 1- November 30, 2021	-	-	-	N/A
December 1 – December 31, 2021	-	-	-	N/A
January 1 – January 31, 2022	-	-	-	N/A
February 1 – February 28, 2022	-	-	-	N/A
Total	-	-	-	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended February 28, 2022 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on October 5, 2021. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  High Income Securities Fund

By (Signature and Title)*     /s/ Andrew Dakos
Andrew Dakos, President

Date     5/3/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Andrew Dakos
Andrew Dakos, President

Date     5/3/2022

By (Signature and Title)*     /s/ Thomas Antonucci
Thomas Antonucci, Treasurer

Date     5/3/2022